                                                                    Exhibit 10.C

After recording, this document
should be returned to:

Host Marriott Corporation
10400 Fernwood Road
Bethesda, Maryland 20817
Attn: David E. Reichmann, Esq.


               SECOND MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
                            SECURITY AGREEMENT, AND
                                FIXTURE FILING

                          Dated as of April 30, 1997

                                    made by

                     HANOVER MARRIOTT LIMITED PARTNERSHIP
                               (the "MORTGAGOR")

                                      to

                           HOST MARRIOTT CORPORATION
                               (the "MORTGAGEE")

THIS SECOND MORTGAGE ("MORTGAGE") IS A "NON-RECOURSE" MORTGAGE. THE LIABILITY OF THE MORTGAGOR IS LIMITED IN THE MANNER DESCRIBED IN SECTION 4.12 HEREOF.

THIS SECOND MORTGAGE IS BASED ON A MULTI-STATE FORM OF SECURITY DOCUMENT THAT
IS USED IN A NUMBER OF STATES. AMENDMENTS TO CERTAIN PROVISIONS CONTAINED IN THIS MORTGAGE, AS APPLICABLE TO NEW JERSEY, ARE SET FORTH IN ANNEX I ATTACHED HERETO. ANNEX I SHALL NOT BE DEEMED TO LIMIT OR OTHERWISE AFFECT ANY OTHER PROVISION HEREOF NOT EXPRESSLY AMENDED THEREBY. SECTION 1.14 HEREOF IS INTENDED TO CONFIRM THE U.C.C. SECURITY INTERESTS IN CERTAIN PROPERTY (INCLUDING, WITHOUT LIMITATION, FIXTURES) CREATED HEREBY.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  COVENANTS, REPRESENTATIONS AND WARRANTIES.............................    3
    1.1.  Payment of Mortgage Note; Performance of Other Obligations......    3
    1.2.  General Representations, Warranties and Covenants...............    4
          1.2.1.  Authority, Enforceability, Etc. ........................    4
          1.2.2   No Defaults.............................................    4
          1.2.3.  No Litigation...........................................    4
          1.2.4.  Compliance with Law, Etc. ..............................    4
          1.2.5.  Good Title..............................................    4
          1.2.6.  Covenant of Title.......................................    5
          1.2.7.  Negative Pledge.........................................    5
          1.2.8.  Qualification...........................................    5
          1.2.9.  Necessary Permits.......................................    5
    1.3. Title Insurance..................................................    6
    1.4. Recordation; Preservation of Lien................................    6
    1.5. Taxes, Liens, and Permitted Encumbrances.........................    6
          1.5.1.  Taxes...................................................    6
          1.5.2.  Liens; Permitted Encumbrances...........................    6
          1.5.3.  Permitted Contests......................................    6
          1.5.4.  No Credit for Payment of Taxes or Impositions...........    7
    1.6.  Care of the Property............................................    7
          1.6.1.  Condition of the Property...............................    7
          1.6.2.  Alterations; Hotel Only.................................    7
          1.6.3.  Right to Inspect........................................    7
          1.6.4.  Compliance with Laws and Covenants......................    7
    1.7.  Insurance.......................................................    7
          1.7.1.  Risks to Be Insured.....................................    7
          1.7.2.  Policy Provisions.......................................    8
          1.7.3.  Delivery of Certificates................................    9
    1.8.  Damage to or Destruction of Property............................    9
          1.8.1.  Notice..................................................    9
          1.8.2.  Restoration.............................................    9
    1.9.  Condemnation....................................................    9
          1.9.1.  Mortgagor to Give Notice, Etc. .........................    9
          1.9.2.  Total and Substantial Taking............................    9
          1.9.3.  Partial and Temporary Taking............................    9
    1.10. Alterations.....................................................   10
          1.10.1. Right to Inspect........................................   10
          1.10.2. Cooperation.............................................   10
    1.11. Expenses........................................................   10
    1.12. Further Assurances..............................................   10
    1.13. Additions to Security...........................................   10
    1.14  U.C.C. Security Agreement and Fixture Filing....................   11
          1.14.1. Grant of Security.......................................   11
          1.14.2. Financing Statements....................................   11
          1.14.3. Multiple Remedies.......................................   11
          1.14.4. Expenses of Disposition of the Properties...............   11
          1.14.5. Fixture Filing..........................................   11
    1.15. Management Agreement............................................   12

    1.16. Assignment of Rents and Revenues and Mortgagor's
          Interest in Leases............................................ 12
          1.16.1. Assignment and License................................ 12
          1.16.2. Termination of License................................ 12
          1.16.3. Satisfaction and Release.............................. 13
          1.16.4. No Obligations........................................ 13
          1.16.5. Rights in Litigation and Bankruptcy................... 13
    1.17. Environmental Covenants and Representations................... 13
    1.18. Release Upon Satisfaction of Obligations...................... 13
    1.19. Utility Services.............................................. 14

2.  EVENTS OF DEFAULT................................................... 14
    2.1.  Payment Default............................................... 14
    2.2.  Material Breach of Representation and Warranty................ 14
    2.3.  Material Breach of Covenant................................... 15
    2.4.  Event of Default Under Loan Agreement......................... 15

3.  REMEDIES............................................................ 15
    3.1.  Legal Proceedings; Cost of Enforcement........................ 15
          3.1.1.  Legal Proceedings..................................... 15
          3.1.2.  Cost of Enforcement................................... 15
    3.2.  Acceleration.................................................. 15
    3.3.  Right to Perform Mortgagor's covenants, Etc. ................. 16
    3.4.  Possession Upon Default....................................... 16
          3.4.1.  Surrender or Taking of Possession..................... 16
          3.4.2.  Entering into Possession.............................. 16
          3.4.3.  Satisfaction of Default............................... 17
    3.5.  Foreclosure; Power of Sale.................................... 17
    3.6.  Appointment of Receiver....................................... 17
    3.7.  Purchase of the Property by the Mortgagee..................... 17
    3.8.  Foreclosure of Personalty..................................... 17
    3.9.  Receipt a Sufficient Discharge to Purchaser................... 18
    3.10. Sale Shall be a Bar Against Mortgagor......................... 18
    3.11. Application of Proceeds of Sale and Other Monies.............. 18
    3.12. Remedies Cumulative........................................... 18
    3.13. No Waiver, Etc................................................ 18

4. MISCELLANEOUS........................................................ 19
    4.1.  Notices....................................................... 19
    4.2.  Invalidity of Any Provision................................... 20
    4.3.  Amendment..................................................... 20
    4.4.  Parties Bound and Benefited................................... 20
    4.5.  Estoppel Certificates......................................... 20
    4.6.  Headings...................................................... 20
    4.7.  Pronouns...................................................... 20
    4.8.  Governing Law................................................. 21
    4.9.  Waiver of Jury Trial.......................................... 21
    4.10. Limitation of Liability....................................... 21
    4.11. State Specific Provisions..................................... 22

5. DEFINITIONS.......................................................... 22
    5.1.  Certain Defined Terms......................................... 22

THIS SECOND MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, AND FIXTURE FILING (this "MORTGAGE") is made and entered into as of this 30th day of April, 1997 by and between HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership having its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "MORTGAGOR"), and HOST MARRIOTT CORPORATION, a Delaware corporation, having its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817, and its successors and assigns (the "MORTGAGEE").

                                   RECITALS
                                   --------

     A. The Mortgagee has agreed to make a loan (the "LOAN") to the Mortgagor in the aggregate principal amount of up to Eleven Million Seven Hundred Thousand Dollars ($11,700,000) pursuant to a Loan Agreement dated as of the date hereof (the "LOAN AGREEMENT"), which Loan is evidenced by the Mortgage Note (the "MORTGAGE NOTE") of even date herewith by the Mortgagor to the order of the Mortgagee (together with its successors and assigns thereto, the "NOTEHOLDER") in the face amount of the Loan, which Mortgage Note has a final maturity date of June 1, 2012.

     B. The Mortgagor is the owner of the Hanover Marriott Hotel (the "HOTEL"), located on the land described on EXHIBIT A attached hereto and
                                           ---------
incorporated herein (the "LAND").

     C. The Mortgagor is executing and delivering this Mortgage for the purpose of granting, conveying, transferring and assigning to the Mortgagee a lien on and security interest in the Mortgagor's right, title and interest in and to the Land and the Hotel and all other buildings, structures, fixtures and improvements now or hereafter located or placed thereon (which Hotel and other buildings, structures, fixtures and improvements, together with any additions thereto or alterations or replacements thereof, are sometimes herein referred to as the "IMPROVEMENTS") and in certain other Property more fully described herein, as security for the Loan and the payment and satisfaction when due of the Obligations (as defined herein).

     D. A glossary of capitalized terms used herein may be found at Article V hereof.

     E. Amendments to certain provisions contained herein as applicable in the State of New Jersey may be found in ANNEX I attached hereto.
                                    -------

     NOW, THEREFORE, in order to secure: (i) payment by the Mortgagor, as and when due, of the principal of and interest on the Mortgage Note, (ii) any and all other amounts that may become due and payable under the Mortgage Note; (iii) the payment of all amounts payable under this Mortgage, the Loan Agreement and the other Loan Documents; and (iv) the performance by the Mortgagor of its covenants and agreements contained in this Mortgage and the other Loan Documents as the same may hereafter be amended, modified or supplemented (the items in clauses (i) through (iv) of this paragraph being sometimes collectively referred to herein as the "OBLIGATIONS"); and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, the Mortgagor and the Mortgagee, by these presents do hereby agree as follows:

                               GRANTING CLAUSES
                               ----------------

     The Mortgagor does hereby grant, bargain, sell, mortgage, warrant, pledge, assign, convey, confirm and transfer to the Mortgagee, and its successors and assigns forever, subject to the existing first mortgage lien in favor of Toyo Trust & Banking Co., Ltd., New York Branch, all right, title and interest of the Mortgagor, whether now owned or hereafter acquired, and the Mortgagor hereby grants unto Mortgagee a security interest in and to, all of its right, title and interest, if any, in and to real and personal property of every kind and nature whatsoever, whether now owned or hereafter acquired, relating to the Hotel, including, without limitation, the following (such right, title and interest of the Mortgagor being hereinafter referred to as the "PROPERTY"):

          (i)   the Land described in EXHIBIT A attached hereto, together with
                                      ---------
the Hotel and all other Improvements located on the Land;

          (ii) all estate, title, rights and interests appurtenant to or benefiting the Land and/or the Improvements, of every kind and nature whatsoever, relating to or located in, on or under the Land or the Improvements and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing rights and interests (hereinafter, together with the items described in Granting Clause (i) and the real property, if any, described in Granting Clause (iii), being hereinafter sometimes referred to as the "REAL PROPERTY RIGHTS");

          (iii) all real and personal property of whatever kind or nature whatsoever used or useful in the operation of the Hotel, or in any way related to the Land, the Hotel or the other Improvements, whether located on, affixed to, or attached to the Land or the Improvements or otherwise related thereto or arising therefrom, and whether tangible or intangible, direct or indirect, fully matured or contingent, and all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing; it being mutually intended, agreed and declared by the parties hereto that all items of the foregoing property that now are or hereafter become attached or affixed to the Land or the Improvements in such a way as to constitute them "fixtures" under applicable law (the "FIXTURES"), shall, to the fullest extent permitted by law, be deemed to be and form a part of the Land and Improvements and, for purposes of this Mortgage, shall be deemed to be real estate subject to the lien created by this Mortgage;

          (iv) any and all additions and accessions to the foregoing, and all proceeds thereof, including, without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all Awards (as defined in SECTION 1.9 hereof) and other payments as a result of any Taking (as defined in SECTION 1.9 hereof), all Insurance Proceeds (as defined in SECTION 1.8 hereof), and all proceeds of the title insurance referred to in SECTION 1.3 hereof, together with all amounts received by the Mortgagee or due and payable to the Mortgagee pursuant to this Mortgage;

          (v) all real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same, which the Mortgagor may have, which may be made with respect to the Land or any Improvements whether from a Taking thereof or for any other injury to, decrease in the value of, or other occurrence affecting the Land or any Improvements, subject, in each case, to the rights of tenants under any leases or subleases of the Property to the extent such leases are not subordinate to the terms of this Mortgage;

          (vi) all "accounts" (as defined in the Uniform Commercial Code in effect in the State in which the Land is located and, to the extent a broader definition is contained therein, in the State of Maryland (the "U.C.C."), all accounts receivable, rents, issues, profits and revenues, arising out of the Property, including, without limitation, all fees, charges or other payments for the use or occupancy of rooms and other public facilities at the Hotel, all room rents related to the overnight occupancy of guests at the Hotel, and all other revenues derived from or generated at the Hotel (collectively, the "RENTS AND REVENUES"), and the Mortgagor assigns to the Mortgagee all present and future leases and subleases, or other agreements relating to the ownership of the Land and/or the Improvements (collectively, the "LEASES AND CONTRACTS") and all Rents and Revenues derived by the Mortgagor therefrom, together with the security deposits or other payments or instruments delivered as security under such Leases and Contracts ; provided, however, that the Mortgagee hereby grants to
                       --------  -------
the Mortgagor the right to collect and receive the Rents and Revenues as they become due until an Event of Default has occurred and is continuing; and provided further, that the existence of such right to collect and receive Rents
-------- -------
and Revenues shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment shall be subject to the rights of the Mortgagee under this Mortgage;

          (vii) all "general intangibles" (as defined in the U.C.C.), including, without limitation, to the extent assignable, all rights relating to design, development, operation, and use of the Land or Improvements, all certificates, permits, approvals, licenses and consents, all construction, service and similar contracts, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Land or Improvements, and all payment and performance bonds or warranties or guarantees relating to the Land or Improvements; all rights in bank accounts and any investments of Rents and Revenues, rights under contracts, and all rights to trademarks and other intellectual property;

          (viii) all "goods," "documents," "instruments," "securities," and "chattel paper" (as those terms are defined in the U.C.C.);

          (ix) all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the foregoing and of hereafter acquired property of the foregoing types; and

          (x) all other proceeds (including, without limitation, as defined in the U.C.C.), both cash and noncash, of the foregoing which may be sold or otherwise disposed of.

     TO HAVE AND TO HOLD the said Property unto the Mortgagee and its successors and assigns forever; provided, however, that unless and until an Event of
                     --------  -------
Default (as defined in Article II hereof) shall have occurred and be continuing, the Mortgagor shall have the right to possess and enjoy the Property, and to receive the rents, issues, and profits therefrom, but in all cases subject to the terms of this Mortgage and the other Loan Documents; and provided, further,
                                                             -------- --------
that if the Mortgagor shall pay and satisfy in full the principal of and interest on the Mortgage Note and all other Obligations which this Mortgage secures, then the lien hereof shall be released by the Mortgagee to the Mortgagor, upon the written request of the Mortgagor, and at the expense of the Mortgagor; and provided, further, that nothing herein contained shall be
               --------  -------
construed as constituting the Mortgagee as a mortgagee-in-possession unless the Mortgagee shall have taken actual possession of the Land and Improvements; provided, further, that nothing contained herein shall be construed as imposing
--------  -------
on the Mortgagee any of the obligations of the lessee or of the lessor under any lease of the Land or the Improvements, or of any contract party to any of the other Leases and Contracts, unless the Mortgagee shall have foreclosed the lien hereof or expressly assumed such obligations in writing; and provided, further,
                                                             --------  -------
that all items of the foregoing Property that may constitute collateral of the kind in which a security interest may be created and perfected under the Uniform Commercial Code as in effect in New Jersey shall be subject to the grant of security interest made in SECTION 1.14 hereof, which SECTION 1.14 shall be supplemental to, and shall not be deemed to limit, supersede or impair, these Granting Clauses.

     AND IT IS HEREBY COVENANTED AND AGREED by the Mortgagor, for itself and its heirs, legal representatives, successors, and assigns, that the Property is to be held and applied subject to the terms herein set forth, and the Mortgagor, for itself and its heirs, legal representatives, successors, and assigns, hereby covenants and agrees with the Mortgagee as follows:

                                   ARTICLE I

1.   COVENANTS, REPRESENTATIONS AND WARRANTIES

     1.1.  PAYMENT OF MORTGAGE NOTE; PERFORMANCE OF OTHER OBLIGATIONS

     The Mortgagor represents and warrants that it has duly authorized, executed, issued and delivered this Mortgage and the other Loan Documents and covenants that it shall duly and punctually pay and perform all of its Obligations as the same shall become due and payable, and shall otherwise duly, fully and timely comply with all of the terms, covenants, conditions, and agreements contained in (or incorporated into) this Mortgage and the other Loan Documents.

     1.2.  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Mortgagor hereby covenants, represents and warrants that:

           1.2.1.  AUTHORITY, ENFORCEABILITY, ETC.

     This Mortgage and all of the other Loan Documents executed by Mortgagor have been duly executed and delivered by Mortgagor pursuant to authority legally adequate therefor, and Mortgagor has been and is authorized and empowered by all necessary persons having the power of direction over it to execute and deliver this Mortgage and all other Loan Documents and to carry out the transactions contemplated herein and therein. This Mortgage and each such other Loan Document is a legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

           1.2.2.  NO DEFAULTS

     Mortgagor is not now in material default of any obligations relating to the Property, and no party has asserted any material claim of default. The execution and delivery by Mortgagor of the Mortgage and the Loan Documents will not result in any default under any contract or agreement binding on the Mortgagor; and

           1.2.3.  NO LITIGATION

     There are no actions or proceedings pending or, to Mortgagor's knowledge, threatened against or affecting the Property, which may materially and adversely affect the Property or the validity or enforceability of this Mortgage or any other Loan Document before or by any court or other governmental authority; and

           1.2.4.  COMPLIANCE WITH LAW, ETC.

     The Property and the operation thereof comply in all material respects with applicable law; and

           1.2.5.  GOOD TITLE

     Mortgagor has good, valid and marketable, fee simple title in and to the Property, free and clear of any mortgage or encumbrance, condition, restriction, preference or priority of any kind or nature whatsoever, (all of the foregoing being hereinafter referred to each individually as a "LIEN" and collectively as "LIENS"), subject only to the following (the "PERMITTED LIENS AND ENCUMBRANCES"):

                   (i)   Liens securing the Toyo Loan;

                   (ii)  Liens securing the Senior Loan;

                   (iii) Liens created by the Loan Documents in favor of the Mortgagee;

                   (iv) Liens, if any, for taxes, assessments and other charges that are not yet due or payable (or are due and payable but not yet delinquent);

                   (v) Applicable building and zoning laws and regulations and other applicable laws and regulations affecting the use and occupancy of the Property;

                   (vi) Liens of mechanics and materialmen currently affecting the Property against which the Mortgagee has been adequately insured by the Title Insurance Policy described in SECTION 1.3 hereof and future liens of mechanics or materialmen for work or services for which payment is not yet due or the payment of which is being contested by appropriate proceedings in accordance with SECTION 1.5.3 hereof and as to which Mortgagor has deposited with the Mortgagee any amounts required by SECTION 6.2 of the Loan Agreement;

                   (vii) Municipal and public utility easements of record, and other matters affecting title to the Property as are set forth on EXHIBIT B
                                                                  ---------
attached hereto;

                   (viii) Easements, restrictions, covenants, reservations and rights of way granted in the ordinary course of business for traffic circulation, ingress, egress, parking, access or utilities or for other similar purposes that are not violated by the Improvements;

                   (ix) Space leases for operations complementary to the operation of the Hotel that are subordinate to the Lien hereof;

                   (x) Liens securing purchase money financing or finance leasing of the kind permitted by SECTION 1.5.2 hereof; and

                   (xi) Matters described as "PERMITTED ENCUMBRANCES" in the Security Agreement.

           1.2.6.    COVENANT OF TITLE

     The Mortgagor, at its own expense, does hereby and shall forever warrant and defend to the Mortgagee and its successors and assigns forever, a mortgage lien on the fee simple title to the Property, as described in SECTION 1.2.5 and the lien and interest of the Mortgagee created by this Mortgage on and in the Property, and the priority thereof, against all claims and demands, and shall maintain and preserve such title and lien so long as this Mortgage or any other Loan Document is outstanding and until such time as all sums secured hereby and thereby have been paid in full and all other Obligations have been duly performed; and

           1.2.7.  NEGATIVE PLEDGE

     Except as set forth in SECTIONS 1.5.2 and 1.23 hereof, during the term of this Mortgage, Mortgagor shall not, directly or indirectly, assign, transfer, pledge, convey, mortgage or encumber, or permit the assignment, transfer, pledge, conveyance, mortgaging or encumbrance of, any or all of Mortgagor's legal or equitable interest in the Property, other than Permitted Liens and Encumbrances, without the prior written consent of the Mortgagee; and

           1.2.8.  QUALIFICATION

     Mortgagor is a limited partnership duly formed, validly existing and in good standing in the State of Delaware and is registered or qualified to do business in each state in which the conduct of its business or the ownership of its assets makes such qualification or registration necessary; and

           1.2.9.  NECESSARY PERMITS

     Mortgagor, directly or through the Manager under the Management Agreement, owns, or otherwise has the right to use or is in possession of, all licenses, permits and government approvals or authorizations that are required by applicable law to occupy and conduct its operations as currently conducted, except to the extent the lack of any such license, permit, approval or authorization would not reasonably be expected to materially and adversely affect the occupancy of the Land or Improvements, the operation or value of the Hotel or the ability of the Mortgagee to exercise its rights or remedies hereunder.

     1.3.  TITLE INSURANCE

     The Mortgagor has delivered to the Mortgagee a prepaid Mortgagee's policy of title insurance (the "TITLE INSURANCE POLICY") issued by Chicago Title Insurance Company or another title insurance company reasonably satisfactory to the Mortgagee (singly or collectively, the "TITLE COMPANY"), insuring the interest of the Mortgagee as holder of a valid second-priority mortgage on the Land and Improvements in a total amount equal to the maximum Loan Amount subject only to Permitted Liens and Encumbrances.

     1.4.  RECORDATION; PRESERVATION OF LIEN

     The Mortgagor, at its expense, shall at all times cause this Mortgage and all amendments and supplements hereto, and such financing statements, continuation statements, and other instruments as may be reasonably required by the Mortgagee to be filed in such manner and in such places as may be required to establish, preserve, maintain, and protect the lien of this Mortgage on all or substantially all of the Property, and to perfect and maintain the security interest granted by this Mortgage or any other Loan Document.

     1.5.  TAXES, LIENS, AND PERMITTED ENCUMBRANCES

           1.5.1.  TAXES

     Subject to the right of contest described in SECTION 1.5.3 hereof, the Mortgagor shall pay all taxes, assessments, ground rents, water, sewer and other rents, fees and charges, applicable to the Property (collectively,
                         --------------------------
"IMPOSITIONS"), which may be assessed or imposed on (i) the Property, or (ii) any occupancy or use on the Property. Such payments shall be made before any fine, penalty, interest or cost may be added for nonpayment. At the Mortgagee's request, the Mortgagor shall furnish to the Mortgagee satisfactory proof evidencing such payments. Upon default by the Mortgagor in the payment of any such tax, assessment or other charge, unless the same is being properly contested in accordance with SECTION 1.5.3 hereof, the Mortgagee may (but shall have no obligation to) pay or cause to be paid the amount thereof, together with any amount of interest or penalties that may be due with respect thereto, and such amounts (together with any expenses incurred by the Mortgagee in connection therewith, including, without limitation, reasonable attorneys' fees and charges) shall be secured by this Mortgage and shall be repaid upon demand, together with interest thereon at the Default Rate specified in the Loan Agreement.

            1.5.2.    LIENS; PERMITTED ENCUMBRANCES

     The Mortgagor shall not effect any financing using the Property or any part thereof as security, except for (i) the Loan, (ii) the Toyo Loan, (iii) the Senior Loan and (iv) purchase money financings or finance leasing of FF&E, to the extent permitted under the Loan Agreement, and shall not permit to exist, any Lien on or with respect to the Property other than (1) this Mortgage, and
(2) the Permitted Liens and Encumbrances.

            1.5.3.    PERMITTED CONTESTS

     Anything to the contrary contained herein notwithstanding, the Mortgagor, at its expense, may contest, by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, any Impositions, or the application of any instrument of record affecting the Property (other than the Loan Documents), or any claims, judgments or costs imposed on the Mortgagor or the Property and may withhold payment of the same pending such proceedings if permitted by law.

            1.5.4.    NO CREDIT FOR PAYMENT OF TAXES OR IMPOSITIONS

     The Mortgagor shall not be entitled to any credit against the principal of or interest, if any, payable on the Mortgage Note or under the Loan Documents, by reason of the payment of any tax on the Property or any other Imposition or other amount required to be paid hereunder. No deduction shall be made or claimed from the taxable value of the Property or any part thereof by reason of this Mortgage.

     1.6.   CARE OF THE PROPERTY

            1.6.1.   CONDITION OF THE PROPERTY

     The Mortgagor shall keep the Property in good and clean order and condition and repair in accordance with the requirements of the Loan Agreement, shall not commit or suffer waste thereto, and shall not do or suffer to be done anything that will increase the risk of fire or other hazard to the Property and shall keep all Collateral used or useful in its business in good repair, working order and condition.

            1.6.2.    ALTERATIONS; HOTEL ONLY

     The Mortgagor shall not remove or demolish or materially alter the overall design or structural character or integrity of the Property except in accordance with SECTION 1.10 hereof and shall at all times use the Property or cause the Property to be used in substantially the same manner as it is currently being used; provided, however, that the Mortgagor shall be permitted to make
      --------  -------
alterations and repairs to the Property without restriction as required under the Management Agreement.

            1.6.3.    RIGHT TO INSPECT

     The Mortgagee or its representatives or both are hereby authorized to enter upon and inspect the Property at their own cost (or, upon the occurrence and during the continuation of an Event of Default, at the Mortgagor's cost) at any time upon reasonable notice and during normal business hours; provided, however,
                                                              --------  -------
that the Mortgagee must at all times use reasonable efforts to minimize any disruption to the operations on the Land.

             1.6.4.  COMPLIANCE WITH LAWS AND COVENANTS

     The Mortgagor shall promptly comply in all material respects with (a) all present and future Laws affecting the Property and (b) all conditions, covenants, restrictions and agreements affecting the Property.

     1.7.   INSURANCE

            1.7.1.  RISKS TO BE INSURED

     The Mortgagor (or its designee), at the Mortgagor's expense, will obtain and maintain in full force and effect at all times until all Obligations have been fully paid and performed, insurance against the following risks:

                    (i) Loss and damage by fire and all other casualties on or to the Property as are included in the form of casualty insurance commonly referred to as "extended coverage" in such amounts as are reasonably satisfactory to the Mortgagee, but in no event less than one hundred percent

(100%) of the full replacement cost of the Property (exclusive of excavation and foundations and without deduction for physical depreciation) and in no event less than the amount required to prevent Mortgagor from becoming a co-insurer within the terms of the applicable policies;

                    (ii) Comprehensive public liability insurance on an "occurrence basis" against claims for personal injury or property damage occurring on, in or about the Property with a combined single limit of not less than $1,000,000 with respect to personal injury or death to one or more persons and with "umbrella" liability coverage of not less than that required by the Senior Loan Documents or the Management Agreement, or such greater amounts as may from time to time be required by institutional lenders for similar loans secured by properties similar to the Property;

                    (iii) Business interruption insurance for an amount not less than one year's profits and necessary continuing expenses from the Property (on an "actual loss sustained" basis) covering the same risks as are covered by the policies described in SECTION 1.7.1(I);

                    (iv) If the Land is located in an area designated by the U.S. Department of Housing and Urban Development as a flood hazard area, insurance for the peril of flood as is available through the National Flood Insurance Program;

                    (v) Broad form boiler and machinery insurance on a "comprehensive" form in an amount adequate to provide protection against the maximum amount of damage possible to the Property resulting from explosion or other covered occurrences relating to boilers, pressure vessels, machinery and equipment on or about the Property;

                    (vi) Workers' compensation insurance in such forms and in such amounts as may be required by the laws of New Jersey; and

                    (vii) Such other insurance as is generally available on commercially reasonable terms and is generally required by institutional lenders on loans secured by properties similar to the Property.

            1.7.2.  POLICY PROVISIONS

     All insurance policies required by SECTION 1.7.1 shall be on forms, with companies and with endorsements satisfactory to the Mortgagee and in all other respects shall be reasonably satisfactory to the Mortgagee.

            All policies of insurance maintained by the Mortgagor pursuant to this SECTION 1.7 shall:

                    (i) Name the Mortgagee as a second mortgagee and an additional insured and loss payee, as its interest may appear;

                    (ii) include effective waivers by the insurer of all claims for insurance premiums against all loss payees and additional insureds (other than the Mortgagor) and, where applicable, all rights of subrogation against any loss payee, additional insured or named insured; and

                    (iii) permit the Mortgagee to pay the premiums and continue any insurance upon failure of the Mortgagor to pay premiums when due, upon the insolvency of the Mortgagor, or through foreclosure or other transfer of title to the Property (it being understood that such amounts paid by the Mortgagee shall be secured by this Mortgage and shall be repaid upon demand, together with interest thereon at the Default Rate specified in the Loan Agreement).

     The insurance required to be maintained by clauses (i), (ii), (iii) and (v) of SECTION 1.7.1 may be provided by a blanket policy.

            1.7.3.  DELIVERY OF CERTIFICATES

     Prior to the execution of this Mortgage, and thereafter not less than five
(5) days prior to the expiration date of any policy required pursuant to this
SECTION 1.7, the Mortgagor will deliver to the Mortgagee original certificates of the insurers for all policies of insurance required by this Mortgage.

     1.8.  DAMAGE TO OR DESTRUCTION OF PROPERTY

           1.8.1.  NOTICE

     In case of any material damage to or destruction of the Property or any part thereof (each a "CASUALTY"), the Mortgagor will, promptly upon becoming aware thereof, give written notice thereof to the Mortgagee describing the nature and extent of such damage or destruction.

           1.8.2.  RESTORATION

     In case of a Casualty, the Mortgagor, to the extent the proceeds of insurance described in clauses (i), (iv) or (v) of SECTION 1.7.1 hereof (hereafter "INSURANCE PROCEEDS") on account of such Casualty shall be sufficient for such purpose, will promptly commence and complete the restoration, replacement or rebuilding of the Property as nearly as possible to its value, condition and character immediately prior to such Casualty.

     1.9.  CONDEMNATION

           1.9.1.  MORTGAGOR TO GIVE NOTICE, ETC.

     In case of any taking during the term hereof of all or any part of the Property, or the taking or transfer of any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain by any governmental authority (each hereinafter a "TAKING"), the Mortgagor will promptly give written notice thereof to the Mortgagee, describing the nature and extent of the Taking or any potential Taking, or the nature of the proceedings and negotiations for such Taking or potential Taking, as the case may be. The Mortgagor will, in good faith and with due diligence, file and prosecute its claims for any award or payment on account of any Taking (hereinafter an "AWARD"), and Mortgagor will pay all costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and charges and the reasonable expenses of the Mortgagee) in connection with any such Taking. Such costs and expenses, to the extent advanced or paid by the Mortgagee, shall constitute indebtedness secured by this Mortgage, provided that the Mortgagee shall have no obligation to make such advances or payments.

           1.9.2.  TOTAL AND SUBSTANTIAL TAKING

     In the case of (i) a Taking of the fee or leasehold of the entire Property, or (ii) a Taking resulting in the imposition of a perpetual easement on the entire Property, or (iii) a Taking that adversely affects the cash flow from the Property in any material respect and as to which any necessary Restoration cannot reasonably be expected to be completed within one year from the date of the Taking, then the Award shall be collected and paid over to the Mortgagee to be held by the Mortgagee.

           1.9.3.  PARTIAL AND TEMPORARY TAKING

     In the case of any Taking other than a Taking referred to in SECTION 1.9.2 hereof, and in case such Taking requires repairs to or Restoration of the Property in order to maintain the quality of the Hotel operations, any Award shall be used in the same manner as if such Taking were a Casualty affecting the Property and as if such Award constituted Insurance Proceeds.

     1.10. ALTERATIONS

           1.10.1.  RIGHT TO INSPECT

     Mortgagee and any Persons authorized by it at all reasonable times and upon reasonable notice may enter and examine the Property and may inspect all work done, labor performed and materials furnished in respect of any alteration, improvement or removal (each, an "ALTERATION") subject in all instances to the rights of Manager. Mortgagee shall not have any duty to make any such inspection and shall not have any liability or obligation for making (except for its negligence or willful misconduct) or not making any such inspection.

           1.10.2.  COOPERATION

     Mortgagee will cooperate with Mortgagor and execute and deliver such instruments and agreements as are reasonably requested of it by Mortgagor, at Mortgagor's expense, in order to facilitate any Alteration (provided the same shall not subject the Mortgagee to any risk of liability or cost not paid for by the Mortgagor).

     1.11.  EXPENSES

     The Mortgagor, on demand, shall pay or reimburse the Mortgagee for all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and charges, incurred by the Mortgagee in any action, legal proceedings or dispute of any kind with respect to which the Mortgagee is made a party (except claims, suits or other actions brought by or on behalf of Mortgagee or Mortgagor against the other in which the Mortgagee is not the substantially prevailing party and except for claims arising from the gross negligence and willful misconduct of the Mortgagee), affecting the Property, this Mortgage or the indebtedness secured hereby, and any such amounts that are paid by the Mortgagee and not reimbursed as aforesaid shall be added to the Obligations secured by the Lien of this Mortgage.

      1.12.  FURTHER ASSURANCES

     At any time, and from time to time, upon request by the Mortgagee and the Mortgagor, at the expense of the Mortgagor, shall make, execute, deliver, and record, or cause to be made, executed, delivered, and recorded, any and all further instruments, certificates, and other documents, and shall take all such further actions as may, in the reasonable opinion of the Mortgagee, be necessary or desirable in order to effectuate, complete, perfect, continue, and/or preserve the obligations of the Mortgagor under this Mortgage, the lien hereof, and all modifications, extensions, and other amendments hereof or hereto.

     1.13.  ADDITIONS TO SECURITY

     All right, title, and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to the Property, hereafter acquired by or released to the Mortgagor, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further pledge, grant of security interest, conveyance, assignment or other act by the Mortgagor of any kind, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clauses hereof.

     1.14.  U.C.C. SECURITY AGREEMENT AND FIXTURE FILING


            1.14.1.   GRANT OF SECURITY

     This Mortgage is intended to be, among other things, a security agreement within the meaning of the Uniform Commercial Code as in effect in the State of Maryland and the State of New Jersey with respect to all Property in which a security interest may be created and perfected under the Uniform Commercial Code (the "U.C.C. COLLATERAL"). The Mortgagor hereby grants to the Mortgagee a security interest in and to all of the Mortgagor's right, title, and interest in all such U.C.C. Collateral to secure the Obligations. The Mortgagor hereby agrees that it will not change the location of its principal place of business or the place where its books and records are kept from the location of the Hotel or the Mortgagee's principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 without first giving Mortgagee at least thirty (30) days' advance written notice thereof. Any completely executed counterpart of this instrument may be filed as a mortgage on real property or fixtures, as a security agreement or financing statement on personal property, or as both.

            1.14.2.  FINANCING STATEMENTS

     The Mortgagor shall cause financing statements and other instruments with respect to the U.C.C. Collateral at all times to be kept recorded, filed or registered in such manner and in such places as may be required by law as fully as possible to evidence, perfect and secure the interests of the Mortgagee in all of the U.C.C. Collateral, and shall pay all filing fees in connection therewith.

            1.14.3.  MULTIPLE REMEDIES

     If an Event of Default shall have occurred and be continuing, the Mortgagee shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property as an alternative to proceeding in accordance with the provisions of the U.C.C., and the Mortgagee may exercise any and all of the other rights of a secured party under the U.C.C. All of Mortgagee's rights and remedies hereunder, under any other Loan Document, at law, under statute or otherwise shall be deemed cumulative and not exclusive or exhaustive, and the exercise of any one remedy shall not impair Mortgagee's right simultaneously or at any time or in any order to exercise any other remedy nor shall the exercise of any remedy in one case impair or otherwise affect the Mortgagee's right or ability to exercise such remedy contemporaneously or again in the same case or in any other case.

            1.14.4.  EXPENSES OF DISPOSITION OF THE PROPERTIES

     The Mortgagor shall reimburse the Mortgagee, on demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the U.C.C. Collateral which Mortgagee incurs, including all reasonable attorneys' fees and expenses, and all such expenses shall be added to the Obligations secured hereby.

            1.14.5.  FIXTURE FILING

     To the fullest extent permitted by law, this instrument, upon recording or registration in the real estate records of the proper office in the State in which the Hotel is located, shall constitute a "fixture-filing" within the meaning of Sections 9-313 and 9-402 of the U.C.C. (or the local state-law equivalents of such sections). The address of the Mortgagor, which is the "DEBTOR" for purposes of the U.C.C. and this

SECTION 1.14, and the address of the Mortgagee, which is the "SECURED PARTY" for purposes of the U.C.C. and this SECTION 1.14, from whom information regarding the U.C.C. Collateral may be obtained, are as stated in SECTION 4.1 of this Mortgage.

     1.15.  MANAGEMENT AGREEMENT

     Notwithstanding any other provision of this Mortgage or of the Management Agreement, if Mortgagor shall fail so to do, Mortgagee may (but shall not be obligated to) take any such action that Mortgagee reasonably deems necessary to prevent, mitigate or cure, in whole or in part, any default by Mortgagor under the Management Agreement, provided that Mortgagee shall have first given the Mortgagor notice of the Mortgagee's intent so to act and a reasonable time for the Mortgagor to act to prevent or cure such default (unless there is inadequate time for such notice without risking further damage to the Property or any material adverse affect thereon or on Mortgagee's interest therein) and if Mortgagor fails so to act, Mortgagee may so act at the cost and expense of Mortgagor, and upon the receipt by the Mortgagee of any written notice of any such default by Mortgagor thereunder, the Mortgagee may rely thereon, and such notice shall constitute full authority and protection to the Mortgagee for any action taken by the Mortgagee or its agents in good faith reliance thereon. Any costs or expenses incurred by the Mortgagee in connection with the exercise of its rights under this SECTION 1.15 shall be secured by this Mortgage and shall be repaid upon demand, together with interest thereon at the Default Rate specified in the Loan Agreement. Nothing in this SECTION 1.15 shall limit the Mortgagor's rights under the Management Agreement to contest issues concerning requirements of law or other similar matters to the extent permitted by the Management Agreement.

     1.16.  ASSIGNMENT OF RENTS AND REVENUES AND MORTGAGOR'S INTEREST IN LEASES

            1.16.1.  ASSIGNMENT AND LICENSE

     The assignment by Mortgagor in Granting Clause (vi) of this Mortgage of all of Mortgagor's right, title and interest, if any, in and to all present and future leases of all or any part of the Property (each, an "OPERATING LEASE") by Mortgagor, as landlord, to any other Person, as tenant (each a "TENANT"), shall also be deemed to be an assignment of any and all modifications, renewals, extensions or replacements thereof, and of any guaranties of the Tenant's obligations under any Operating Lease (each, a "GUARANTY") and shall be deemed to be, and is, a present, absolute, effective, irrevocable and complete assignment by the Mortgagor to the Mortgagee of the Operating Leases and Guaranties and the right to collect all Rents and Revenues and all other sums payable to the Mortgagor thereunder and apply the same against the Obligations in accordance with the terms of this Mortgage, which assignment is not conditioned upon the Mortgagee being in possession of the Property. However, so long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have a license, which may be exercised by the Manager, to collect, receive and retain from the Tenants under the Operating Leases rent and all other sums payable under the Operating Leases, to enforce the obligations of Tenants under the Operating Leases and to exercise all the rights and remedies of the landlord under the Operating Leases, subject, however, to compliance with the provisions of this Mortgage. The portion of all sums received by the Mortgagor or the Manager under the license granted hereby equal to the Obligations then due and owing, shall be held in trust for the benefit of the Mortgagee and used, as necessary, to pay the Obligations then due and owing.

            1.16.2.  TERMINATION OF LICENSE

     If any Event of Default shall have occurred and be continuing, the license granted in SECTION 1.16.1 hereof shall immediately cease and terminate, without waiver of such Event of Default, with or without notice, any action or proceeding, or the intervention of a receiver appointed by a court, and the Mortgagee or an agent or receiver appointed by the Mortgagee may, subject to applicable statutory requirements, if any, do any or all of the following:

                    (i) exercise any of the Mortgagor's rights under the Operating Leases and Guaranties, including notifying Tenants to pay rent to an account or location selected by the Mortgagee;

                    (ii)  enforce the Operating Leases and Guaranties;

                    (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents or other payments that may then be or may thereafter become due with respect to the Operating Leases and Guaranties;

                    (iv) demand that any sums held by the Mortgagor with respect to any Operating Lease or Guaranty be immediately remitted to the Mortgagee, to the extent permitted by applicable law; and

                    (v) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Operating Leases and Guaranties.

           1.16.3.  SATISFACTION AND RELEASE

     Upon satisfaction of the requirements of SECTION 1.18 hereof providing for a release of the lien of this Mortgage, the assignment made in this SECTION 1.16 and all rights hereunder assigned to the Mortgagee shall cease and terminate and shall revert to the Mortgagor.

           1.16.4.  NO OBLIGATIONS

     This SECTION 1.16 shall not be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any Operating Lease or Guaranty or otherwise impose any obligation upon the Mortgagee.

          1.16.5.   RIGHTS IN LITIGATION AND BANKRUPTCY

          If an Event of Default shall have occurred and be continuing, the Mortgagee shall have the right to proceed in its own name or in the name of the Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of any Operating Lease by or on behalf of any lessee thereunder pursuant to the Bankruptcy Code.

     1.17.  ENVIRONMENTAL COVENANTS AND REPRESENTATIONS

     The Mortgagor represents and covenants that:

            1.17.1. To Mortgagor's knowledge, the operations of the Mortgagor at the Land and Improvements, and the Land and Improvements themselves, substantially comply with all applicable Environmental Laws; and

            1.17.2. The Mortgagor will hereafter comply with and cause the Land and Improvements to comply with and use diligent efforts to cause its employees, agents and contractors on the Land or the Improvements to comply with all applicable Environmental Laws.

     1.18.  RELEASE UPON SATISFACTION OF OBLIGATIONS

     If the Mortgagor shall pay the principal of and interest on the Mortgage
Note in full at maturity or earlier as permitted in accordance with the terms of the Loan Agreement and this Mortgage and shall pay all other Obligations payable to the Mortgagee by the Mortgagor hereunder and under the other Loan Documents, then this Mortgage and all the other Loan Documents shall be discharged and satisfied or, to the extent not prohibited by law, assigned to the Mortgagor or to any other Person at the Mortgagor's direction, at the Mortgagor's option, without representation, recourse or warranty, other than for the acts of the Mortgagee, at the expense of the Mortgagor upon its written request, except that the indemnifications of Mortgagor in favor of Mortgagee set forth in the Environmental Indemnity Agreement shall survive as set forth therein. Concurrently with such release and satisfaction or assignment of this Mortgage and all the other Loan Documents, the Mortgagee will return to the Mortgagor the Mortgage Note and all title and other insurance policies relating to the Property and, on the written request and at the expense of the Mortgagor, will execute and deliver such proper instruments of release as may reasonably be requested by the Mortgagor.

     1.19.  UTILITY SERVICES

     The Mortgagor will pay or cause to be paid when due all charges for all public or private utility services, all public or private highway services, all public or private communication services and all sprinkler systems and protective services at any time rendered to or in connection with the Property and which are incurred by or on behalf of the Mortgagor.

                                  ARTICLE II

2.   EVENTS OF DEFAULT

     Mortgagor hereby agrees that the occurrence of any one or more of the following shall constitute an Event of Default ("EVENT OF DEFAULT") under this Mortgage, entitling the Mortgagee, its successors and assigns, to exercise the remedies set forth in Article III hereof, and any other remedies available at law, in equity or under the other Security Documents (and the Mortgagee agrees that no matter requiring notice and opportunity to cure before such matter would be an Event of Default hereunder shall constitute an Event of Default hereunder unless such notice and opportunity to cure shall first have been given to the Mortgagor):

     2.1.  PAYMENT DEFAULT

     Failure by the Mortgagor to make any payment of principal, interest, or other amount due and payable under the Mortgage Note or any other Loan Document within five (5) days after written notice from the Mortgagee that any such amount is past due (whether at maturity, on a date fixed for any payment or prepayment thereof, upon acceleration or otherwise);

     2.2.  MATERIAL BREACH OF REPRESENTATION AND WARRANTY

     Any representation or warranty made by the Mortgagor in this Mortgage or any other Loan Document shall fail to have been true in any material and adverse respect when made, which failure remains uncured for a period of thirty (30) days after receipt by the Mortgagor of written notice of such failure; provided,
                                                                       --------
however, that it shall not be an Event of Default if such failure is curable but
-------
is not reasonably susceptible of being cured within such 30-day period but the Mortgagor promptly commences to cure within such 30-day period (and so notifies the Mortgagee) and thereafter diligently pursues such cure to completion (but in no event later than 180 days after receipt of such written notice);

     2.3.  MATERIAL BREACH OF COVENANT

     Failure by the Mortgagor to perform or comply in any material respect with any term, covenant or condition imposed in this Mortgage or any other Loan Document, other than with respect to any payment referred to in Section 2.1 above, (a) which failure remains uncured for a period of thirty (30) days after receipt by the Mortgagor of written notice of such failure, or (b) in the case of any failure or breach of covenant relating to the payment of taxes or maintenance of insurance as provided herein, which failure remains uncured for a period of ten (10) days after receipt of written notice of such failure; provided, however, that, in the case of clause (a), it shall not be an Event of
--------  -------
Default if such failure is curable but is not reasonably susceptible of being cured within such 30-day period but the Mortgagor promptly commences to cure within such 30-day period (and so notifies the Mortgagee) and thereafter diligently pursues such cure to completion (but in no event later than 180 days after receipt of such written notice); and

     2.4.  EVENT OF DEFAULT UNDER LOAN AGREEMENT

     The occurrence of an "Event of Default" under the Loan Agreement.


                                  ARTICLE III

3.   REMEDIES

     If an Event of Default shall have occurred and be continuing, the Lender shall have the right, subject to the rights of each of the respective lenders under the Toyo Loan and the Senior Loan, as applicable, to take one or more of the actions set forth in this Article 3.

     3.1.  LEGAL PROCEEDINGS; COST OF ENFORCEMENT

           3.1.1.  LEGAL PROCEEDINGS

     If an Event of Default shall have occurred and be continuing, the Mortgagee may proceed to protect and enforce its rights by any action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law.

           3.1.2.    COST OF ENFORCEMENT

     The Mortgagor shall pay within ten (10) days after written demand therefor all costs and expenses (including, without limitation, attorneys' fees and charges) incurred by or on behalf of the Mortgagee in enforcing or sustaining the Lien of this Mortgage or the priority thereof, the Mortgage Note or any other Loan Documents, or occasioned by any Event of Default. Such costs and expenses shall constitute Obligations secured by this Mortgage, shall be payable on demand and, beginning ten (10) days after demand, shall bear interest at the Default Rate.

     3.2.  ACCELERATION

     If an Event of Default shall have occurred and be continuing, regardless of the pendency of any proceeding which has or might have the effect of preventing the Mortgagor from complying with the terms of this Mortgage or any other Loan Document, then, in any such event, the entire unpaid amount of the indebtedness evidenced by the Mortgage Note, this Mortgage or any other Loan Documents, and any other unpaid obligations, shall, at the option of the Mortgagee become immediately due and payable in full without presentment, demand, protest or notice, all of which are hereby waived by the Mortgagor (except to the extent notice is expressly required herein) and shall thereafter bear interest at the Default Rate.

     3.3.  RIGHT TO PERFORM MORTGAGOR'S COVENANTS, ETC.

     If the Mortgagor shall fail to make any payment or perform any act required to be made or performed under this Mortgage or any other Loan Document, within ten (10) days after written notice thereof to the Mortgagor (or such shorter notice or without notice as shall be required to avoid a material impairment in the value of the Property or in the Mortgagee's security, the Mortgagee, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account of the Mortgagor and may enter upon the Property or any part thereof for such purpose and take all such actions thereon as, in the reasonable opinion of the Mortgagee, may be necessary or appropriate therefor. All sums so paid by the Mortgagee and all costs and expenses (including, without limitation, reasonable attorneys' fees and charges) so incurred, shall constitute part of the Obligations secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee upon demand therefor and, if not so paid within ten (10) days after demand, shall thereafter bear interest at the Default Rate.

     3.4.  POSSESSION UPON DEFAULT

           3.4.1.  SURRENDER OR TAKING OF POSSESSION

     If an Event of Default shall have occurred and be continuing, the Mortgagor, upon demand of the Mortgagee, shall forthwith surrender to the Mortgagee the actual possession of the Property or any part thereof from time to time (without limit as to the number of times) as may be designated by the Mortgagee and, to the extent permitted by law, the Mortgagee may enter and take possession of all or any such part of the Property and may exclude the Mortgagor and its agents and invitees wholly therefrom. If the Mortgagor shall fail to surrender to the Mortgagee the actual possession of such Property upon demand, then the Mortgagee, to the extent permitted under applicable law, without further notice, may (1) enter upon and take possession of the Property or any part thereof by force, summary proceedings, ejectment or otherwise; (2) remove the Mortgagor and all other persons from the Property; and (3) remove from the Property any and all property owned by third parties (so long as reasonable measures for the safekeeping of such third party property are taken).

           3.4.2.    ENTERING INTO POSSESSION

     Upon every such entering and taking of possession, the Mortgagee may hold, store, use, operate, manage, control, and maintain the Property and conduct the business thereof. The Mortgagee also may collect and receive all of the earnings, income, rents, profits, issues and revenues of the Property or any part thereof, including those past due as well as those accruing thereafter; provided, however, that any amount so received by the Mortgagee shall be applied
--------  -------
as provided in SECTION 3.11 hereof. The Mortgagee shall not be liable for or by reason of any such entry, taking of possession or removal, or holding, operation or management, except for liability arising out of the gross negligence or willful misconduct of the Mortgagee or the agents, officers, directors or employees of the Mortgagee. All sums expended by the Mortgagee pursuant to this
SECTION 3.4.2, including any such amount in excess of the principal amount of the Mortgage Note, shall be deemed to have been advanced to the Mortgagor by the Mortgagee, shall be secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee upon demand therefor and, if not so paid within ten (10) after demand, shall thereafter bear interest at the Default Rate.

            3.4.3.  SATISFACTION OF DEFAULT

     Whenever all Events of Default have been cured and satisfied, the Mortgagee shall, in its sole and absolute discretion, upon receipt of a written request therefor from the Mortgagor, surrender possession, provided that the right of the Mortgagee to take possession of the Property from time to time pursuant to
SECTION 3.4.1 shall continue to exist unimpaired and undiminished if any subsequent Event of Default shall occur and be continuing.

     3.5.  FORECLOSURE; POWER OF SALE

     If an Event of Default shall have occurred and be continuing, (a) the Mortgagee may at any time proceed at law or in equity or otherwise to foreclose the lien of this Mortgage as against all or any part of the Property, either by strict foreclosure or foreclosure by sale, or in part by any such method or in any other manner permitted by law or (b) the Mortgagee may sell (and, in the case of default of any purchaser, resell), assign, transfer, and deliver, to the fullest extent permitted by applicable law, the whole or, from time to time, any part of the Property, or any interest in any part thereof under power of sale, at such time and place in the County and State in which the Hotel is located as the Mortgagee shall deem advantageous and proper, for immediate or for future delivery, and for such price or prices and on such terms as the Mortgagee shall deem advantageous and proper. Notwithstanding anything herein to the contrary or in any of the other Loan Documents, the Mortgagee shall not initiate foreclosure proceedings unless five (5) Business Days' prior written notice of such intention is given to the Mortgagor.

     3.6.  APPOINTMENT OF RECEIVER

     If an Event of Default shall have occurred and be continuing, the Mortgagee shall, as a matter of right and without any requirement of notice, to the extent permitted under applicable law, be entitled to appoint a receiver for all or any part of the Property, whether such receivership be incidental to a proposed sale of the Property or otherwise, and Mortgagor hereby consents to the appointment of such receiver. All disbursements made by the receiver under this SECTION 3.6 and the expenses of receivership shall be added to and be a part of the Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Mortgage and shall be due and payable upon demand and, if not so paid within ten (10) days after demand therefor, shall thereafter bear interest at the Default Rate.

     3.7.  PURCHASE OF THE PROPERTY BY THE MORTGAGEE

     The Mortgagee may be a purchaser of the Property or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder (subject to applicable provisions of the UCC), and may apply upon the purchase price the indebtedness secured hereby owing to the Mortgagee. The Mortgagee shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Mortgage and, to the fullest extent permitted by applicable law, free of all rights of redemption in the Mortgagor and free of all liens and encumbrances subordinate to this Mortgage.

     3.8.  FORECLOSURE OF PERSONALTY

     Upon the occurrence and during the continuation of an Event of Default, should the Mortgagee elect to cause any of the Property to be disposed of as personal property because the same consists of a right of action or property that can be severed from the Land or the Improvements without causing material damage thereto, the Mortgagee may dispose of all or any part thereof in any manner now or hereafter permitted under the U.C.C. or in accordance with any other remedy provided by law.

     3.9.  RECEIPT A SUFFICIENT DISCHARGE TO PURCHASER

     Upon any sale of the Property or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, the receipt of the officer making the sale under judicial proceedings or auctioneer in the event of a private sale shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

     3.10.  SALE SHALL BE A BAR AGAINST MORTGAGOR

     The sale of all or any portion of the Property in connection with the exercise of remedies under this Mortgage after the Mortgage Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, shall, upon the expiration of any applicable redemption period, to the full extent legally permitted, forever be a perpetual bar against the Mortgagor asserting any claim to title to such portion of the Property so sold.

     3.11.  APPLICATION OF PROCEEDS OF SALE AND OTHER MONIES

     The proceeds of any such sale of the Property or of any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, together with any other monies at any time held by the Mortgagee pursuant to this Mortgage, the Mortgage Note, or any Loan Document, shall, unless otherwise elected by Mortgagee in its sole discretion, or unless otherwise required by applicable law, be applied as set forth in the Loan Agreement, and any amounts remaining after payment in full of all Debt under the Loan Agreement shall be returned to the Mortgagor.

     3.12.  REMEDIES CUMULATIVE

     Each of the rights, powers, and remedies provided herein are intended and are hereby deemed to be cumulative, concurrent and in addition to, and not in limitation of, those rights, powers, and remedies provided elsewhere hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise.

     3.13.  NO WAIVER, ETC.

     No failure by the Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, remedy, power or privilege provided herein or by statute or at law or in equity or otherwise, nor delay therein, shall constitute a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The waiver of any Event of Default hereunder shall not impair the rights of the Mortgagee to enforce any concurrent or future Event of Default, whether similar or dissimilar to the Event of Default waived, or otherwise affect or alter this Mortgage, which shall continue in full force and effect.

                                  ARTICLE IV
4.   MISCELLANEOUS

     4.1.  NOTICES

          All notices, requests and demands to or upon the respective parties hereto shall be in writing (except as is otherwise specifically provided in this Agreement) and shall be deemed to have been duly given or made when received (or when delivery thereof is refused by the intended recipient) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile transmission, with confirmation of receipt or delivery, or sent by nationally recognized overnight courier, delivery charges prepaid, or delivered by hand, in each case addressed or directed as follows (or to such other address or facsimile transmission number as may be hereafter designated in writing by the respective parties hereto):

          if to Mortgagor:   Hanover Marriott Limited Partnership
                             c/o Host Marriott Corporation
                             10400 Fernwood Road
                             Bethesda, Maryland  20817
                             Dept. 923
                             Attention:  Law Dept.
                             Fax No.: (301) 380-6332

                             with a copy to:

                             Hanover Marriott Limited Partnership
                             10400 Fernwood Road
                             Bethesda, Maryland  20817
                             Dept. 908
                             Attention:  Asset Management Dept.
                             Fax No.:  (301) 380-8260

          if to Mortgagee:   Host Marriott Corporation
                             10400 Fernwood Road
                             Bethesda, Maryland  20817
                             Dept. 923
                             Attention:  Law Dept.
                             Fax No.: (301) 380-6332


                             with a copy to:

                             Host Marriott Corporation
                             10400 Fernwood Road
                             Bethesda, Maryland  20817
                             Dept. 902
                             Attention: Executive Dept.
                             Fax No.:  (301) 380-6332

     4.2.  INVALIDITY OF ANY PROVISION

     All rights, powers and remedies provided herein may be exercised only to the extent the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. The invalidity of any one or more phrases, sentences, clauses, paragraphs or Sections hereof shall not affect the remaining portions of this Mortgage or any part thereof. In the event that one or more of the phrases, sentences, clauses, paragraphs or Sections contained herein shall be invalid, or would operate to render this Mortgage invalid, this Mortgage shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs or Section or Sections had not been inserted.

     4.3.  AMENDMENT

     This Mortgage shall not be amended, altered, modified, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of such amendment, alteration, modification, waiver, discharge or termination is sought.

     4.4.  PARTIES BOUND AND BENEFITED

     This Mortgage shall be binding upon and be enforceable against the Mortgagor and the Mortgagee and their respective successors, and assigns, and shall be enforceable by and inure to the benefit of the Mortgagee and its successors, and assigns and the Mortgagor and its successors and permitted assigns.

     4.5.  ESTOPPEL CERTIFICATES

     If requested by the Mortgagee, the Mortgagor will furnish the Mortgagee, and at the request of the Mortgagor, the Mortgagee will furnish to the Mortgagor, within fifteen (15) days after written demand therefor, an estoppel certificate or a written statement which shall set forth the amount due under the Mortgage Note (whether of principal, interest or any other amount) and shall indicate in the case of an estoppel certificate issued by the Mortgagor whether any offsets or defenses exist against the payment of the indebtedness secured hereby and, if any offsets or defenses are alleged to exist, a detailed description of such alleged offsets or defenses and the amount or amounts thereof, and shall indicate, in the case of estoppel certificates issued by the Mortgagee, whether to the knowledge of the Mortgagee, any Default or Event of Default has occurred and is continuing (and describing the nature of any Default or Event of Default in reasonable detail).

     4.6.  HEADINGS

     Article, Section and subsection headings contained in this Mortgage are inserted for convenience of reference only, shall not be deemed to be a part of this Mortgage for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     4.7.  PRONOUNS

     All pronouns and other words and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity or the context may require.

     4.8.  GOVERNING LAW

     This Mortgage, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the state of Maryland, except that, for purposes of determining the creation, validity, priority and enforcement of the Lien created hereby and the exercise of remedies hereunder in connection with such Lien, the law of the State of New Jersey shall govern.

     4.9.  WAIVER OF JURY TRIAL

     THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE MORTGAGE NOTE, OR UNDER ANY LOAN DOCUMENT RELATING TO ANY OF THE FOREGOING.

     4.10. LIMITATION OF LIABILITY

     Notwithstanding any contrary provision in any of the Loan Documents, it is hereby expressly agreed that, except as otherwise provided in this SECTION 4.10 or in any similar Section of any Loan Document, there shall be no recourse to the assets of Mortgagor or any of its partners, officers, directors, employees or shareholders (other than against the Property and any other property given as security for payment of the Mortgage Note) for (i) the payment of principal, interest, or any other amount that is or may become due under this Mortgage or any other Loan Document or (ii) the performance or discharge of any covenant or undertaking hereunder or under the other Loan Documents, and in the event of any Event of Default hereunder or thereunder, Mortgagee agrees to proceed solely against the Property and any other property given as security for payment of the Mortgage Note, and Mortgagee shall not seek or claim recourse against Mortgagor or any of its partners, officers, directors, employees or shareholders (other than against the Property and any other property given as security for payment of the Mortgage Note) for any deficiency or for any personal judgment after a foreclosure of the Mortgage or other Security Documents or for the performance or discharge of any covenants or undertakings of Mortgagor hereunder or under other Loan Documents (except that the Mortgagor may be made a party to a proceeding to the extent legally necessary for the conduct of a foreclosure or the exercise of other similar remedies under the Mortgage or other Security Documents). Notwithstanding the foregoing, nothing contained in this SECTION
4.10 shall relieve Mortgagor or the General Partner of any personal liability for any loss, cost, expense, damage or liability arising or resulting from (A) any breach of any representation or warranty made by Mortgagor in this Mortgage that was materially incorrect when made and that was made with fraudulent intent, (B) any amount paid or distributed by Mortgagor to the General Partner, the Manager, or any Affiliate of any of them in violation of the provisions of the Loan Documents, (C) fraud or breach of trust or (D) liability of any party under the Environmental Indemnity Agreement (as described in the Loan Agreement). It is hereby expressly agreed that neither the General Partner nor any director, officer, partner or employee of Mortgagor or the General Partner, nor the legal or personal representative, successor or assign of any of the foregoing, nor any other principal of Mortgagor or any of its partners, whether disclosed or undisclosed, shall have any personal liability under this Mortgage or any of the other Loan Documents, except as personal liability may be specifically imposed upon the General Partner in accordance with clauses (A),
(B), (C) and (D) of this SECTION 4.10, and in no event shall any limited partner of the Mortgagor have any liability whatsoever with respect to the Loan or any monetary obligations with respect thereto, or any of the matters described in clauses (A), (B), (C) or (D) above. It is the intention of the parties hereto that this SECTION 4.10 shall govern every other provision of the Loan Documents and that the absence of explicit reference to this SECTION 4.10 in any provision of the Loan Documents or the absence of any Section similar to this SECTION 4.10 in any Loan Document shall not be construed to deny the application of this
SECTION 4.10 to such provision, notwithstanding the presence of explicit reference to this SECTION 4.10 in other provisions of the Loan Documents.

     4.11.  STATE SPECIFIC PROVISIONS

     Annex I attached hereto and made a part hereof sets forth certain
     -------
provisions applicable to the state in which the Land is located which provisions amend certain provisions hereof as set forth therein. Annex I shall not be
                                                       -------
deemed to limit or otherwise affect any other provision hereof not expressly amended thereby.

                                   ARTICLE V

5.   DEFINITIONS

     5.1.  CERTAIN DEFINED TERMS

     Wherever used in this Mortgage the capitalized terms set forth below shall have the meanings ascribed to them below (or in the Sections of this Mortgage or any other Loan Document referred to below) such definitions to be equally applicable to the singular and plural forms of the terms defined below.

     "AFFILIATE" has the meaning set forth in the Loan Agreement.

     "ALTERATION" has the meaning ascribed to it in SECTION 1.11 hereof.

     "AWARD(S)" has the meaning set forth in SECTION 1.9.1 hereof.

     "BANKRUPTCY CODE" has the meaning set forth in SECTION 1.18.7.2 hereof.

     "CASUALTY" has the meaning set forth in SECTION 1.8.1 hereof.

     "CERTIFICATES" has the meaning set forth in Paragraph E of the Recitals hereof.

     "COLLATERAL" has the meaning set forth in the Loan Agreement.

     "COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT" means that certain Collateral Assignment of Management Agreement and Subordination Agreement dated as of the date hereof by and among the Mortgagor, the Manager and the Mortgagee.

     "DEBT" has the meaning set forth in the Loan Agreement.

     "DEBTOR" has the meaning set forth in SECTION 1.14.5 hereof.

     "DEFAULT RATE" has the meaning ascribed to "Default Interest Rate" in the Loan Agreement.

     "ENVIRONMENTAL LAW" has the meaning ascribed to it in the definition of "Hazardous Materials" herein.

     "ENVIRONMENTAL INDEMNITY AGREEMENT" means that certain Environmental Indemnity Agreement dated as of the dated hereof by and among the Mortgagor, as "Indemnitor," and the Mortgagee, as "Lender."

     "EVENT OF DEFAULT" has the meaning set forth in ARTICLE II hereof.

     "FF&E" means (i) furniture, fixtures, furnishings and equipment and (ii) FF&E replacements.

     "FIXTURES" has the meaning set forth in Granting Clause (iii) hereof.

     "GENERAL PARTNER" has the meaning set forth in the Loan Agreement.

     "GUARANTY" has the meaning set forth in SECTION 1.20 hereof.

     "HAZARDOUS MATERIAL(S)" means any substances, materials, or wastes, whether solids, liquids or gases, that are defined as "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," or other substantially similar designations in, or otherwise subject to regulation under applicable Laws pertaining to the regulation of hazardous, toxic or dangerous materials or wastes or the protection of the environment, (collectively referred to herein as "ENVIRONMENTAL LAWS"). Hazardous Materials includes, but is not limited to, polychlorinated biphenyls (PCBs), petroleum and petroleum products and byproducts, and asbestos..

     "HOTEL" has the meaning set forth in Paragraph B of the Recitals hereof.

     "IMPOSITIONS" has the meaning set forth in SECTION 1.5.1 hereof.

     "IMPROVEMENTS" has the meaning set forth in Paragraph C of the Recitals hereof.

     "INSURANCE PROCEEDS" has the meaning set forth in SECTION 1.8.2 hereof.

     "LAND" has the meaning set forth in Paragraph B of the Recitals hereof.

     "LAWS" means any statute or law, or any rules, regulations, orders or determinations made by any applicable Governmental Authority.

     "LEASES AND CONTRACTS" has the meaning set forth in Granting Clause (vi) hereof.

     "LIEN(S)" has the meaning set forth in SECTION 1.2.5 hereof.

     "LOAN" has the meaning set forth in Paragraph A of the Recitals hereof.

     "LOAN AGREEMENT" has the meaning set forth in Paragraph A of the Recitals hereof.

     "LOAN DOCUMENTS" has the meaning set forth in the Loan Agreement.

     "MANAGEMENT AGREEMENT" has the meaning set forth in the Loan Agreement.

     "MANAGER" has the meaning set forth in the Loan Agreement.

     "MORTGAGE" has the meaning set forth in the first paragraph of this document.

     "MORTGAGE NOTE" has the meaning set forth in Paragraph A of the Recitals hereof.

     "MORTGAGEE" has the meaning set forth in the first paragraph of this Mortgage.

     "MORTGAGOR" has the meaning set forth in the first paragraph of this Mortgage.

     "NOTEHOLDER" has the meaning set forth in Paragraph A of the Recitals hereof.

     "OBLIGATIONS" has the meaning set forth in the paragraph beginning with the words "NOW, THEREFORE . . . " on page 1 hereof.

     "OPERATING LEASES" has the meaning set forth in SECTION 1.16 hereof.

     "PERMITTED ENCUMBRANCES" has the meaning set forth in the Security
Agreement.

     "PERMITTED LIENS AND ENCUMBRANCES" has the meaning set forth in SECTION
1.2.5 hereof.

     "PERSON" has the meaning ascribed to such term in the Loan Agreement.

     "PROPERTY" has the meaning set forth in the first full paragraph following the heading "GRANTING CLAUSES," on page 2 hereof.

     "REAL PROPERTY RIGHTS" has the meaning set forth in Granting Clause (ii) hereof.

     "RENTS AND REVENUES" has the meaning set forth in Granting Clause (vi) hereof.

     "RESTORATION" has the meaning set forth in SECTION 1.8.2 hereof.

     "SECURED PARTY" has the meaning set forth in SECTION 1.14.5 hereof.

     "SECURITY AGREEMENT" has the meaning ascribed to it in the Loan Agreement.

     "SECURITY DOCUMENTS" has the meaning set forth in the Loan Agreement.

     "SENIOR LOAN" has the meaning ascribed to it in the Loan Agreement.

     "SENIOR LOAN DOCUMENTS" has the meaning ascribed to it in the Loan
Agreement.

     "TAKING" has the meaning set forth in SECTION 1.9.1 hereof.

     "TENANT" has the meaning set forth in SECTION 1.16.1 hereof.

     "TITLE COMPANY" has the meaning set forth in SECTION 1.3 hereof.

     "TITLE INSURANCE POLICY" has the meaning set forth in SECTION 1.3 hereof.

     "TOYO LOAN" has the meaning ascribed to it in the Loan Agreement.

     "U.C.C." has the meaning set forth in Granting Clause (vi) hereof.

     "U.C.C. COLLATERAL" has the meaning set forth in SECTION 1.14.1 hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed and delivered as of the date first set forth hereinabove.


                              MORTGAGOR:

                              HANOVER MARRIOTT LIMITED PARTNERSHIP,
                                a Delaware limited partnership


WITNESS:                      By: Marriott Hanover Hotel Corporation, general
                                  partner

By:                               By: P.K. Brady
   -------------------------         ----------------------------------
Print Name:                          Patricia K. Brady,
           -----------------         Vice President


                                    ATTEST:
                                    By: Anna Mary Coburn
                                       --------------------------------
                                    Print Name: Anna Mary Coburn
                                               ------------------------
                                    Title: Corporate Secretary
                                          -----------------------------
                                                    [SEAL]

WITNESS:                      MORTGAGEE:

                              HOST MARRIOTT CORPORATION

By:                           By: W. Edward Walter
   -------------------------     --------------------------------------
Print Name:                      W. Edward Walter,
           -----------------     Senior Vice President

                                    ATTEST:
                                    By: Anna Mary Coburn
                                       --------------------------------
                                    Print Name: Anna Mary Coburn
                                               ------------------------
                                    Title: Corporate Secretary
                                          -----------------------------
                                                    [SEAL]

     STATE OF Maryland
                                          ss.: Multistate Acknowledgment
     COUNTY OF Montgomery



     Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments, there personally appeared Patricia K. Brady, who is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge, depose and say to me that she is a Vice President of Marriot Hanover Hotel Corporation, a Delaware Corporation, and one of the parties to the aforementioned legal instrument; that after being duly informed of the contents and import of such legal instrument she had signed such legal instrument as the Vice President of such entity indicated above; that s/he had signed the same in the name of and on behalf of such entity by the authority, order and resolution thereof; that s/he had signed her/his name thereto on behalf of said entity by like order; that the execution of said legal instrument was her/his free and voluntary act and deed of said entity for the consideration, purposes, and uses set forth in such legal instrument; that s/he had delivered such legal instrument to the other parties thereto as such; and that on behalf of said entity s/he had received a true copy of such legal instrument without charge.

     IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 30th day of April, 1997.


     My commission expires: October 18, 1998

     Notary Seal

     Print Name: Susan Levenson
                -----------------------

     STATE OF Maryland
                                          ss.: Multistate Acknowledgment
     COUNTY OF Montgomery



     Know all men by these presents that before me, the below-named Notary Public in and for the State and County named above duly commissioned to take acknowledgments, there personally appeared W. Edward Walter, who is personally known to me to be a person named in and who signed the legal instrument to which this acknowledgment is attached and which was produced to me in the State and County aforesaid, and being by me first duly sworn did acknowledge, depose and say to me that he is a Senior Vice President of Host Marriot Corporation, a Delaware Corporation, and one of the parties to the aforementioned legal instrument; that after being duly informed of the contents and import of such legal instrument s/he had signed such legal instrument as the Senior Vice President of such entity indicated above; that s/he had signed the same in the name of and on behalf of such entity by the authority, order and resolution thereof; that s/he had signed her/his name thereto on behalf of said entity by like order; that the execution of said legal instrument was her/his free and voluntary act and deed of said entity for the consideration, purposes, and uses set forth in such legal instrument; that s/he had delivered such legal instrument to the other parties thereto as such; and that on behalf of said entity s/he had received a true copy of such legal instrument without charge.

     IN WITNESS WHEREOF, I have signed and imprinted my official notarial seal on this acknowledgment in the State and County named above on the 30th day of April, 1997.


     My commission expires: October 18, 1998

     Notary Seal

     Print Name: Susan Levenson
                ------------------------

                                   EXHIBITS

EXHIBIT A    Description of Land
EXHIBIT B    Permitted Liens and Encumbrances



                                    ANNEXES

ANNEX I      State Specific Amendments to Mortgage

                                   EXHIBIT A
                                   ---------

                              Description Of Land
                              -------------------


--------------------------------------------------------------------------------
Issued By:

  CHICAGO TITLE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                                    ------------
ALTA TITLE INSURANCE POLICY                                     No:  9721-00329
Loan Form (1992)                                                    ------------


5.   The land referred to in this Policy is described as follows:
                                  ------

     ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF HANOVER, COUNTY OF MORRIS, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT A POINT IN THE PRESENT SOUTHWESTERLY SIDE OF NEW JERSEY STATE HIGHWAY ROUTE 10 AT A POINT WHERE THE WESTERLY LINE OF THE PREMISES TO BE DESCRIBED AND THE EASTERLY LINE NOW OR FORMERLY OF NEWARK MILK AND CREAM COMPANY INTERSECTS SAID SIDELINE OF ROUTE 10 AND RUNNING; THENCE

     (1) SOUTH 60 DEGREES 59 MINUTES 12 SECONDS EAST AND ALONG THE SIDE OF ROUTE 10, 774.32 FEET TO THE CORNER OF LANDS NOW OR FORMERLY OF MELVIN AND IRENE WYKOFF, HIS WIFE; THENCE

     (2)  SOUTH 29 DEGREES 00 MINUTES 48 SECONDS WEST 178.12 FEET; THENCE

     (3) STILL ALONG LANDS SOUTH 60 DEGREES 59 MINUTES 12 SECONDS EAST 211.0 FEET TO LINE OF LANDS OF IRON INVESTMENT CORP., ET.ALS., LANDS ALONG THE SAME; THENCE

     (4) THE SAME SOUTH 12 DEGREES 09 MINUTES 55 SECONDS WEST 432.86 FEET TO A POINT; THENCE

     (5) NORTH 81 DEGREES 54 MINUTES 29 SECONDS WEST 181.92 FEET TO A POINT; THENCE

     (6) NORTH 61 DEGREES 11 MINUTES 56 SECONDS WEST 760.78 FEET TO A POINT IN LINE OF LANDS OF NEWARK MILK AND CREAM COMPANY; THENCE

     (7) ALONG THE SAME NORTH 13 DEGREES 45 MINUTES 24 SECONDS EAST 684.30 FEET TO THE POINT AND PLACE OF BEGINNING.

     THE ABOVE MADE DESCRIPTION IS MADE IN ACCORDANCE WITH A SURVEY MADE BY THOMAS R. BUDENTOCH, L.L., DATED APRIL 10, 1997.

     TOGETHER WITH ACCESS TO AND ACCESS FROM THE PREMISES BY WAY OF A 50 FOOT EASEMENT OVER AN EXISTING PAVED ROADWAY TO WING DRIVE AS DEPICTED ON FILED MAP NO. 3826.

     BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY);

     LOT 13, BLOCK 1002, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF HANOVER IN COUNTY OF MORRIS

                                  Page A2 - 1

                                   EXHIBIT B
                                   ---------

                        Permitted Liens and Encumbrances
                        --------------------------------

     1.  Those items listed in Section 1.2.5 of this Mortgage.

     2. Those title exceptions listed on the title commitment attached hereto as Schedule 1.
            ----------

                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

                                Title Commitment
                                ----------------

     1. FINANCING STATEMENT NO. 90141, WHEREIN HANOVER MARRIOTT LIMITED PARTNERSHIP, IS THE DEBTOR AND THE TOYO TRUST AND BANKING COMPANY, LIMITED IS THE SECURED PARTY FILED OCTOBER 26, 1989. CONTINUED BY NO. 113625 FILED OCTOBER 13, 1994, IN MORRIS COUNTY.

     2. MORTGAGE BOOK 3158, PAGE 132, BETWEEN HANOVER MARRIOTT LIMITED PARTNERSHIP (MORTGAGOR/BORROWER) AND HANOVER MARRIOTT LIMITED PARTNERSHIP, (MORTGAGE/LENDER) DATED OCTOBER 25, 1989, RECORDED OCTOBER 26, 1989, IN THE OFFICE OF THE CLERK/REGISTER OF MORRIS; IN THE INITIAL AMOUNT OF $37,000,000.00.

         ASSIGNMENT AGREEMENT FROM HANOVER MARRIOTT LIMITED PARTNERSHIP, ASSIGNOR TO THE TOYO TRUST AND BANKING COMPANY, LIMITED, RECORDED OCTOBER 26, 1989 IN MORTGAGE BOOK 3158 PAGE 189.

         SUBORDINATION AND ATTORNMENT AGREEMENT AMONG THE TOYO TRUST AND BANKING COMPANY, LIMITED, LENDER, MARRIOTT HOTEL SERVICES, INC., TENANT, AND HANOVER MARRIOTT LIMITED PARTNERSHIP, LANDLORD, RECORDED OCTOBER 26, 1989 IN MORTGAGE BOOK 3158 PAGE 204.

         MODIFICATION AND EXTENSION AGREEMENT RECORDED DECEMBER 4, 1996 IN MORTGAGE BOOK 6759 PAGE 177.

     3. AMENDED AND RESTATED LEASE BETWEEN MARRIOTT CORPORATION AND MARRIOTT HOTEL SERVICES, INC. RECORDED NOVEMBER 25, 1986 IN DEED BOOK 2904 PAGE 634.

         ASSIGNMENT OF LEASE BY MARRIOTT CORPORATION, ASSIGNOR, AND HANOVER MARRIOTT LIMITED PARTNERSHIP, ASSIGNEE, RECORDED NOVEMBER 25, 1986 IN DEED BOOK 2904 PAGE 723.

     4. THE FOLLOWING ITEMS DISCLOSED BY A SURVEY PREPARED BY THOMAS R. BUDENOCH, L.S., DATED APRIL 10, 1997, ARE HEREBY ADDED AS EXCEPTIONS IN SCHEDULE B:

         MISLOCATION OF TOWERS, PARKING AREA AND HEADWALL ALONG EASTERLY LINE; MISLOCATION OF BRIDGE DECK ALONG SOUTHERLY LINE; WOODED AREA ALONG WESTERLY LINE; MISLOCATION OF TRANSFORMERS AND CURBING ALONG NORTHERLY LINE; SETBACK LINES AS SHOWN ON SURVEY; CURBING ALONG BOUNDARY LINES;

     5.  EASEMENT(S) IN DEED BOOK F-31 PAGE 134.

     6. RIGHTS OF WAY AND EASEMENT; DEED BOOK 2764 PAGE 738; DEED BOOK 2793 PAGE 408; DEED BOOK 3266 PAGE 62 AND DEED BOOK 3336 PAGE 338.

     7. SLOPE AND DRAINAGE RIGHTS IN DEED BOOK 3453 PAGE 64; DEED BOOK 3453 PAGE 69 AND DEED BOOK 2725 PAGE 495.

     8. LIEN OF UNPAID REAL ESTATE TAXES FOR THE YEAR 1997. TAXES PAID THROUGH FIRST QUARTER PAID. SUBSEQUENT TAXES NOT YET DUE AND PAYABLE.

     9. 290' WIDE JERSEY CENTRAL POWER & LIGHT ROW UTILITY EASEMENT AS SHOWN ON SURVEY PREPARED BY THE RBA GROUP, DATED 4/28/97, AND A PORTION OF SUCH EASEMENT HAS BEEN RECORDED IN DEED BOOK 071 PAGE 70 (140' WIDE) DEED BOOK F31 PAGE 134 (100' WIDE)

                ANNEX I - STATE SPECIFIC AMENDMENTS TO MORTGAGE
                -----------------------------------------------


          The provisions of this Annex I are applicable to Property located in
                                 -------
the State of New Jersey.  To the extent the terms of this Annex I conflict with
                                                          -------
any other provisions of this Mortgage, the terms of this Annex I shall govern.
                                                         -------

          A.  TAXATION OF MORTGAGE.  If at any time after the date hereof and
              --------------------
before the debt hereby secured is fully paid any law of the State of New Jersey be enacted, deducting from the value of the Property, for the purposes of taxation, the amount of any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by the Mortgagor or revising or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Mortgagee's interest in the Property or the manner of collection of taxes, so as to affect adversely this Mortgage or the debt hereby secured, or the owner and holder thereof in respect thereto, then and in any such event, Mortgagor within fifteen (15) days after demand by Mortgagee, shall pay such taxes or assessments or reimburse Mortgagee.

          B.  FURTHER ASSURANCES.  At any time, and from time to time, upon
              ------------------
request by Mortgagee, Mortgagor will make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered to Mortgagee any and all further instruments, mortgages, conveyances, deeds, certificates and other documents as may, in the reasonable opinion of Mortgagee, be necessary or desirable in order to effectuate, complete confirm, or perfect or to continue and preserve the obligations of Mortgagor under this Mortgange, the Mortgage Note, Loan Documents, and/or the lien of this Mortgage.

          C.  AMENDMENTS.  If modified, this Mortgage and the Mortgage Note and
              ----------
Loan Documents which it secures shall be subject to the terms and conditions of P.L. 1985, c. 353 (N.J.S.A. 56:9-8.1, et seq.).
                   --------           -- ---

          D.  MORTGAGOR'S ACKNOWLEDGMENT.  Mortgagor hereby acknowledges
              --------------------------
receipt, without charge, of a true copy of this Mortgage.